UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 30, 2008

Date of Report (Date of earliest event reported)

CENTRO NP LLC

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12244	64-0955724
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, New York, New York 10170

(Address of principal executive offices, including zip code)

212-869-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01                                          Entry into a Material Definitive Agreement.

Contribution, Distribution and Assumption Agreement

On March 28, 2008, Centro NP LLC (the “Company”) executed a Contribution, Distribution and Assumption Agreement (the “Contribution Agreement”) together with Super LLC, the Company’s sole and managing member (“Super LLC”), Centro NP Residual Holding LLC, a joint venture owned by Super LLC and the Company (“NP Residual Holding”), and certain of the Company’s wholly-owned subsidiaries.  The Contribution Agreement was released from escrow and became effective as of March 30, 2008.

Pursuant to the Contribution Agreement, the Company contributed 49% of its interest in certain subsidiaries (the “Transferred Entities”) owning real properties with an approximate fair market value of $780 million to NP Residual Holding.  The Company distributed 51% of its interest in the Transferred Entities to its parent, Super LLC, and Super LLC contributed such interest in the Transferred Entities to NP Residual Holding.  Following these transactions, the Company owned 49% of the interests in the Transferred Entities, and Super LLC owned 51% of the interests in the Transferred Entities.

The description of the Contribution Agreement provided above is qualified in its entirety by reference to the full and complete terms contained in the Contribution Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Distribution, Contribution and Assignment Agreement and Property Management and Leasing Agreement

The Company, Super LLC, Centro US Management Joint Venture 2, LP (“Joint Venture 2”), Centro US Employment Company, LLC and Centro New Plan Inc. (a member of Super LLC) executed a Distribution, Contribution and Assignment Agreement (the “Distribution Agreement”) to memorialize the prior agreement of the parties thereto with respect to the assumption of all liabilities relating to the Company’s employees by Joint Venture 2 and the distribution of approximately $15 million of miscellaneous assets used in the day-to-day management of the Company’s properties to Joint Venture 2 (the “Management Services Assumption”).  In connection with such transaction, the Company executed property management agreements with a wholly owned subsidiary of Joint Venture 2 to memorialize the prior agreement under which Joint Venture 2 has been managing the Company’s properties.

The Distribution Agreement and the property management agreements are filed as Exhibits 10.2 — 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.  The Distribution Agreement and the property management agreements were released from escrow as of March 30, 2008.

Letter Agreement Amendment

On March 28, 2008, the Company entered into a letter agreement (the “Letter Agreement Amendment”) modifying and waiving provisions of the Revolving Credit Facility (as hereafter defined) and the Letter Agreement, dated as of February 14, 2008 (the “Letter

Agreement”) relating to the Company’s $350.0 million unsecured revolving credit facility (the “Revolving Credit Facility”) with Bank of America N.A., as administrative agent.

The Letter Agreement Amendment, among other things, modifies and waives provisions of the Revolving Credit Facility and the Letter Agreement to permit the Management Services Assumption.

The description of the Letter Agreement Amendment provided above is qualified in its entirety by reference to the full and complete terms contained in the Letter Agreement Amendment which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets.

Effective as of March 28, 2008, the Company completed the disposition of interests described in Item 1.01 of this Current Report on Form 8-K under the heading “Contribution, Distribution and Assumption Agreement.”  The material terms of the disposition of interests are set forth in Item 1.01 of this Current Report on Form 8-K under the headings “Contribution, Distribution and Assumption Agreement” and are incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(b)         Pro forma financial information.

The unaudited pro forma financial statements of the Company as of September 30, 2007, are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01 by reference.

(d)         Exhibits

10.1	Contribution, Distribution and Assignment Agreement, dated as of March 28, 2008, among Super LLC, Centro NP LLC, Centro NP Residual Holding LLC and certain of the Company’s wholly owned subsidiaries

10.2	Distribution, Contribution, Assignment and Assumption Agreement among Centro NP LLC, Super LLC, Centro New Plan Inc., Centro US Management Joint Venture 2, LP and Centro US Employment Company, LLC

10.3	Exclusive Global Leasing and Management Agreement (Non-Contracted) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.4	Exclusive Global Subcontract Agreement (Third Party) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.5	Exclusive Global Subcontract Agreement (Related Party) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.6	Letter Agreement, dated as of March 28, 2008, among Super LLC, JPMorgan Chase Bank, N.A., as agent, and certain other parties

99.1	Unaudited pro forma financial statements of Centro NP LLC as of September 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2008	CENTRO NP LLC

	By:	/s/ Steven Siegel
Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Contribution, Distribution and Assignment Agreement, dated as of March 28, 2008, among Super LLC, Centro NP LLC, Centro NP Residual Holding LLC and certain of the Company’s wholly owned subsidiaries

10.2	Distribution, Contribution, Assignment and Assumption Agreement among Centro NP LLC, Super LLC, Centro New Plan Inc., Centro US Management Joint Venture 2, LP and Centro US Employment Company, LLC

10.3	Exclusive Global Leasing and Management Agreement (Non-Contracted) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.4	Exclusive Global Subcontract Agreement (Third Party) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.5	Exclusive Global Subcontract Agreement (Related Party) between Centro Super Management Joint Venture 2, LLC and Centro NP LLC

10.6	Letter Agreement, dated as of March 28, 2008, among Super LLC, JPMorgan Chase Bank, N.A., as agent, and certain other parties

99.1	Unaudited pro forma financial statements of Centro NP LLC as of September 30, 2007